Exhibit 99.1

Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

October 19, 2005

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 13.1% increase in Third Quarter Earnings

Clinton, NJ - Unity Bancorp, Inc (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.6 million, or $0.25 per diluted share, for the quarter ended September 30, 2005, a 13.1% increase compared to net income of $1.4 million, or $0.22 per diluted share, for the quarter ended September 30, 2004.  Return on average assets and average common equity for the third quarter of 2005 were 1.09% and 16.36%, respectively, as compared to 1.17% and 17.39%, respectively, for the third quarter of 2004.  All share amounts have been restated to include the effect of the 5% stock dividend paid on June 30, 2005.

For the nine months ended September 30, 2005, net income was $4.5 million, or $0.69 per diluted share, a 12.2% increase from net income of $4.0 million, or $0.62 per diluted share for the same period a year ago.  Return on average assets and average common equity for the nine months ended September 30, 2005, were 1.08% and 15.82%, respectively, as compared to 1.11% and 16.61%, respectively, from the prior year period.

“The third quarter was marked by strong loan and deposit growth and stable margins, which resulted in record earnings,” said Unity President and Chief Executive Officer, James A. Hughes.  “We are extremely pleased with our year to date results and continue to remain optimistic about future earnings growth.”

Net interest income was $5.7 million for the third quarter of 2005, a 15.2% increase compared to a year ago.  The increase in net interest income was primarily due to an increase in interest-earning assets offset by a slight decline in net interest margin.  Net interest margin was 4.12% for the third quarter of 2005, compared to 4.30% for the third quarter of 2004.

The provision for loan losses for the third quarter of 2005 was $675 thousand, compared to $325 thousand for the quarter ended September 30, 2004.  The increase in the provision was due to the increase in the loan portfolio and non-performing loans.  Net loan charge-offs for the quarter ended September 30, 2005 were $356 thousand, compared to net-charge offs of $198 thousand for the quarter ended September 30, 2004.

Total non-interest income for the third quarter of 2005 was $2.1 million, up 7.4% from the same period a year ago.  Service charges on deposits for the third quarter of 2005 increased 18.0% compared to the third quarter of 2004 due to an increase in overdraft charges.  Service and loan fees for the third quarter of 2005 were flat from a year ago.  Gains on sales of SBA loans amounted to $877 thousand for the third quarter of 2005, compared to $948 thousand for the quarter ended September 30, 2004.  Other income for the third quarter of 2005 was flat from the same period a year ago.

Total non-interest expenses for the third quarter of 2005 were $4.6 million, an increase of 5.2% from the prior year’s comparable quarter.  The increase from the prior year’s comparable quarter was primarily due to increases in compensation and benefits, processing and communications, furniture and equipment and advertising expenses.  Compensation and benefits increased 21.0%, due to increased head count, merit increases and rising health insurance costs.  Processing and communications increased 11.3% due to increased transactional volume.  Furniture and equipment increased 8.8%,compared to the third quarter of 2004, due to software maintenance for systems upgrades and the refurbishment of the branch network.  Advertising increased 31.3%, compared to the third quarter of 2004 due to increased direct mail marketing expense to attract new deposit relationships.  Other expenses decreased 44.4% primarily due to a $275 thousand expense in September of 2004 to settle a lawsuit.

Total assets at September 30, 2005 were $609.9 million, a 23.5% increase from a year ago.  The increase in assets from the prior year was primarily due to growth in the Company’s loan portfolio and Federal Funds Sold.  Total loans at September 30, 2005 were $434.7 million, a 22.7% increase from September 30, 2004.  The growth in the loan portfolio occurred in all areas of lending.  Commercial loans increased $42.0 million, or 20.9% from the third quarter of 2004.  SBA loans increased $18.2 million, or 29.2% from the third quarter of 2004.  Residential mortgage loans increased $13.3 million, or 26.4% from the third quarter of 2004. Consumer loans increased $7.1 million, or 17.4% from the third quarter of 2004.

“In the fourth quarter we will be closing on our Phillipsburg New Jersey location, which we are purchasing from interState Net Bank and for which we have received regulatory approval.  We are also in the process of building our Middlesex and Washington New Jersey locations,” said Mr. Hughes.  “We are pleased to successfully move forward with our targeted branch expansion plans of one to three branches per year and look forward to providing increased convenience to our existing clients.”

At September 30, 2005, the allowance for loan losses was $6.6 million, or 1.51% of total loans, compared to 1.62% a year ago.  Non-performing assets at September 30, 2005 were $5.7 million up $1.4 million from a year ago.  The increase in non-performing assets is due to a defaulted $1.6 million residential mortgage.  There were no loans greater than 90 days and still accruing as of September 30, 2005, compared to $82 thousand a year ago.

Total deposits at September 30, 2005 were $518.7 million, a 22.4% increase from September 30, 2004.  This increase was primarily the result of growth in savings accounts and time deposits, partially offset by the decline in interest bearing checking accounts and demand deposits.  Savings accounts increased $101.7 million, or 193.6% from September 30, 2004.    Time deposits increased $42.4 million, or 41.8% from September 30, 2004. The increase in savings and time deposits is related to new account relationships from direct mail marketing efforts.

Total shareholders’ equity was $39.5 million at September 30, 2005, a 14.9% increase from the prior year.  The increase in shareholders’ equity was primarily due to retained profits partially offset by the payment of cash dividends and a decline in other comprehensive income.

As of September 30, 2005, the Company’s Tier I leverage ratio was 8.55%, Tier I risk-based capital ratio was 10.40%, and total risk-based capital ratio was 11.65%. All regulatory capital ratios exceed the well-capitalized federal capital adequacy requirements as of September 30, 2005.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $609.9 million in assets and $518.7 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 13 retail service centers located in Hunterdon, Middlesex, Somerset and Union counties in New Jersey.  For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.

Consolidated Financial Highlights

(Dollars in thousands, except per share data)

	9/30/2005	6/30/2005	9/30/2004
BALANCE SHEET DATA:
Assets	$609,916	$577,507	$493,713
Deposits	518,696	477,274	423,765
Loans	434,749	410,926	354,190
Securities	103,012	113,774	107,815
Shareholders’ equity	39,526	38,411	34,395
Allowance for loan losses	6,558	6,239	5,726

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	$2,612	$2,468	$2,283
Federal and state income tax provision	993	941	852
Net income	$1,619	$1,527	$1,431

Per share-basic	$0.26	$0.25	$0.24
Per share-diluted	0.25	0.24	0.22
Return on average assets	1.09%	1.13%	1.17%
Return on average common equity	16.36	16.50	17.39
Efficiency ratio	58.17	62.43	62.55

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	$7,188	$—	$6,249
Federal and state income tax provision	2,732	—	2,277
Net income	$4,456	$—	$3,972

Per share-basic	$0.73	$—	$0.66
Per share-diluted	0.69	—	0.62
Return on average assets	1.08%	—%	1.11%
Return on average common equity	15.82	—	16.61
Efficiency ratio	62.16	—	64.60

SHARE INFORMATION:
Closing price per share	$13.09	$11.96	$11.76
Cash dividends declared	0.05	0.05	0.04
Book value per share	6.46	6.29	5.68
Average diluted shares outstanding (QTD)	6,426	6,423	6,432

CAPITAL RATIOS:
Total equity to total assets	6.48%	6.65%	6.97%
Tier I capital to average assets (leverage)	8.55	8.67	9.04
Tier I capital to risk-adjusted assets	10.40	10.65	11.44
Total risk-based capital	11.65	11.91	12.69

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$5,733	$4,777	$4,290
Net charge offs to average loans (QTD)	0.33%	0.05%	0.23%
Allowance for loan losses to total loans	1.51	1.52	1.62
Nonperforming assets to total loans and OREO	1.32	1.16	1.21

Unity Bancorp, Inc.

Consolidated Balance Sheets

(In thousands)

	9/30/2005	6/30/2005	9/30/2004
ASSETS
Cash and due from banks	$11,675	$11,284	$9,312
Federal funds sold and interest bearing deposits	41,947	23,336	11,361
Securities:
Available for sale	69,248	78,139	86,082
Held to maturity	33,764	35,635	21,733
Total securities	103,012	113,774	107,815
Loans:
SBA - Held for sale	14,832	13,880	10,439
SBA - Held to Maturity	65,858	57,315	52,008
Commercial	242,728	229,860	200,772
Residential mortgage	63,474	63,775	50,203
Consumer	47,857	46,096	40,768
Total loans	434,749	410,926	354,190
Less: Allowance for loan losses	6,558	6,239	5,726
Net loans	428,191	404,687	348,464
Premises and equipment, net	10,555	10,208	6,978
Accrued interest receivable	2,932	2,747	2,390
Loan servicing asset	2,288	2,177	1,846
Bank Owned Life Insurance	5,140	5,093	—
Other assets	4,176	4,201	5,547
Total Assets	$609,916	$577,507	$493,713

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	$81,114	$79,830	$88,899
Interest-bearing deposits:
Interest bearing checking	139,544	147,315	180,878
Savings	154,224	149,348	52,532
Time, under $100,000	93,565	72,655	69,904
Time, $100,000 and over	50,249	28,126	31,552
Total deposits	518,696	477,274	423,765
Borrowed funds and subordinated debentures	49,279	59,279	34,279
Accrued interest payable	249	249	165
Accrued expenses and other liabilities	2,166	2,294	1,109
Total liabilities	570,390	539,096	459,318
Commitments and Contingencies	—	—	—

Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	38,078	37,988	33,711
Retained earnings	2,454	1,155	1,200
Treasury stock at cost	(242)	(242)	—
Accumulated other comprehensive loss, net of tax	(764)	(490)	(516)
Total shareholders’ equity	39,526	38,411	34,395
Total Liabilities and Shareholders’ Equity	$609,916	$577,507	$493,713

COMMON SHARES AT PERIOD END:
Issued	6,136	6,129	6,060
Outstanding	6,114	6,107	6,060
Treasury	22	22	—

Unity Bancorp, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

FOR THE THREE MONTHS ENDED:	9/30/2005	6/30/2005	9/30/2004
INTEREST INCOME
Fed funds sold and interest on deposits	$108	$117	$28
Securities:
Available for sale	782	809	882
Held to maturity	411	348	265
Total securities	1,193	1,157	1,147
Loans:
SBA	1,784	1,448	1,121
Commercial	4,215	3,764	3,294
Residential mortgage	895	805	668
Consumer	690	652	464
Total loan interest income	7,584	6,669	5,547
Total interest income	8,885	7,943	6,722
INTEREST EXPENSE
Interest bearing demand deposits	655	635	682
Savings deposits	971	781	135
Time deposits	982	764	602
Borrowed funds and subordinated debentures	540	498	324
Total interest expense	3,148	2,678	1,743
Net interest income	5,737	5,265	4,979
Provision for loan losses	675	350	325
Net interest income after provision for loan losses	5,062	4,915	4,654
NONINTEREST INCOME
Service charges on deposit accounts	452	439	383
Service and loan fee income	473	630	448
Gain on SBA loan sales	877	741	948
Gain on Mortgage loan sales	133	54	34
Bank owned life insurance	47	46	—
Net securities gains	(8)	24	—
Other income	158	261	172
Total noninterest income	2,132	2,195	1,985
NONINTEREST EXPENSES
Compensation and benefits	2,367	2,314	1,956
Processing and communications	541	489	486
Occupancy, net	555	501	533
Furniture and equipment	335	327	308
Professional fees	138	194	125
Loan servicing costs	105	169	169
Advertising	176	187	134
Deposit insurance	15	15	15
Other	350	446	630
Total noninterest expenses	4,582	4,642	4,356
Income before taxes	2,612	2,468	2,283
Federal and state income tax provision	993	941	852
Net Income	$1,619	$1,527	$1,431

Net Income Per Common Share-Basic	$0.26	$0.25	$0.24
Net Income Per Common Share-Diluted	$0.25	$0.24	$0.22

AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,112	6,109	6,049
Diluted	6,426	6,423	6,432

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

YEAR TO DATE	9/30/2005	9/30/2004
INTEREST INCOME
Fed funds sold and interest on deposits	$287	$147
Securities:
Available for sale	2,387	2,472
Held to maturity	1,033	598
Total securities	3,420	3,070
Loans:
SBA	4,591	3,087
Commercial	11,617	9,470
Residential mortgage	2,502	2,014
Consumer	1,934	1,348
Total loan interest income	20,644	15,919
Total interest income	24,351	19,136
INTEREST EXPENSE
Interest bearing demand deposits	1,901	1,996
Savings deposits	2,212	360
Time deposits	2,509	1,810
Borrowed funds and subordinated debentures	1,462	879
Total interest expense	8,084	5,045
Net interest income	16,267	14,091
Provision for loan losses	1,325	825
Net interest income after provision for loan losses	14,942	13,266
NONINTEREST INCOME
Service charges on deposit accounts	1,321	1,272
Service and loan fee income	1,639	1,429
Gain on SBA loan sales	2,078	2,355
Gain on Mortgage loan sales	279	148
Bank owned life insurance	140	—
Net securities gains	69	71
Other income	592	486
Total noninterest income	6,118	5,761
NONINTEREST EXPENSES
Compensation and benefits	7,078	6,255
Processing and communications	1,496	1,435
Occupancy, net	1,649	1,573
Furniture and equipment	991	829
Professional fees	441	517
Loan servicing costs	451	505
Advertising	548	389
Deposit insurance	45	46
Other	1,173	1,229
Total noninterest expenses	13,872	12,778
Income before taxes	7,188	6,249
Federal and state income tax provision	2,732	2,277
Net Income	$4,456	$3,972

Net Income Per Common Share-Basic	$0.73	$0.66
Net Income Per Common Share-Diluted	$0.69	$0.62

Average common shares outstanding:
Basic	6,100	6,036
Diluted	6,424	6,420

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 9/30/2005 Balance Interest Rate			Three Months Ended 6/30/2005 Balance Interest Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	$14,465	$108	2.96%	$16,716	$117	2.81%
Securities:
Available for sale	74,803	795	4.25	77,646	822	4.23
Held to maturity	35,274	411	4.66	29,124	348	4.78
Total securities	110,077	1,206	4.38	106,770	1,170	4.38
Loans, net of unearned discount:
SBA	79,540	1,784	8.97	68,511	1,448	8.45
Commercial	240,382	4,215	6.96	215,985	3,764	6.99
Residential mortgage	65,048	895	5.50	60,136	805	5.35
Consumer	48,305	690	5.67	44,493	652	5.88
Total loans	433,275	7,584	6.97	389,125	6,669	6.87
Total interest-earning assets	557,817	8,898	6.35	512,611	7,956	6.22
Noninterest-earning assets:
Cash and due from banks	13,623			13,590
Allowance for loan losses	(6,575)			(6,085)
Other assets	25,701			20,263
Total noninterest-earning assets	32,749			27,768
Total Assets	$590,566			540,379

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits:
Interest-bearing demand deposits	147,124	655	1.77	$156,186	635	1.63
Savings deposits	153,640	971	2.51	119,325	781	2.63
Time deposits	117,185	982	3.32	103,674	764	2.96
Total interest-bearing deposits	417,949	2,608	2.48	379,185	2,180	2.31
Borrowed funds and subordinated debentures	50,862	540	4.21	44,033	498	4.54
Total interest-bearing liabilities	468,811	3,148	2.66	423,218	2,678	2.54
Noninterest-bearing liabilities:
Demand deposits	78,833			77,744
Other liabilities	3,663			2,292
Total noninterest-bearing liabilities	82,496			80,036
Shareholders’ equity	39,259			37,125
Total Liabilities and Shareholders’ Equity	$590,566			$540,379

Net interest spread		5,750	3.69%		5,278	3.68%
Tax-equivalent basis adjustment		(13)			(13)
Net interest income		$5,737			$5,265
Net interest margin			4.12%			4.12%

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 9/30/2005			Three Months Ended 9/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	$14,465	$108	2.96%	$5,875	$28	1.90%
Securities:
Available for sale	74,803	795	4.25	87,019	896	4.12
Held to maturity	35,274	411	4.66	22,484	265	4.71
Total securities	110,077	1,206	4.38	109,503	1,161	4.24
Loans, net of unearned discount:
SBA	79,540	1,784	8.97	64,104	1,121	6.99
Commercial	240,382	4,215	6.96	194,275	3,294	6.75
Residential mortgage	65,048	895	5.50	50,663	668	5.27
Consumer	48,305	690	5.67	40,067	464	4.61
Total loans	433,275	7,584	6.97	349,109	5,547	6.33
Total interest-earning assets	557,817	8,898	6.35	464,487	6,736	5.78
Noninterest-earning assets:
Cash and due from banks	13,623			13,123
Allowance for loan losses	(6,575)			(5,803)
Other assets	25,701			16,165
Total noninterest-earning assets	32,749			23,485
Total Assets	$590,566			487,972

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits:
Interest-bearing demand deposits	$147,124	655	1.77	$191,837	682	1.41
Savings deposits	153,640	971	2.51	47,769	135	1.12
Time deposits	117,185	982	3.32	93,235	602	2.57
Total interest-bearing deposits	417,949	2,608	2.48	332,841	1,419	1.70
Borrowed funds and subordinated debentures	50,862	540	4.21	31,338	324	4.11
Total interest-bearing liabilities	468,811	3,148	2.66	364,179	1,743	1.90
Noninterest-bearing liabilities:
Demand deposits	78,833			89,916
Other liabilities	3,663			1,140
Total noninterest-bearing liabilities	82,496			91,056
Shareholders’ equity	39,259			32,737
Total Liabilities and Shareholders’ Equity	$590,566			$487,972

Net interest spread		5,750	3.69%		4,993	3.88%
Tax-equivalent basis adjustment		(13)			(14)
Net interest income		$5,737			$4,979

Net interest margin			4.12%			4.30%

Unity Bancorp, Inc.

Consolidated Average Balance Sheets with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Year to Date 9/30/2005			Year to Date 9/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold And Interest-bearing deposits with banks	$13,788	$287	2.78%	$16,779	$147	1.17%
Securities:
Available for sale	76,572	2,426	4.22	83,486	2,529	4.04
Held to maturity	29,207	1,033	4.72	15,748	598	5.06
Total securities	105,779	3,459	4.36	99,234	3,127	4.20
Loans, net of unearned discount:
SBA	71,853	4,591	8.52	61,924	3,087	6.65
Commercial	223,982	11,617	6.93	188,928	9,470	6.70
Residential mortgage	62,030	2,502	5.38	49,646	2,014	5.41
Consumer	45,425	1,934	5.69	37,992	1,348	4.74
Total loans	403,290	20,644	6.84	338,490	15,919	6.28
Total interest-Earning assets	522,857	24,390	6.23	454,503	19,193	5.64
Noninterest-earning assets:
Cash and due from banks	13,098			13,849
Allowance for loan losses	(6,266)			(5,655)
Other assets	24,034			15,100
Total noninterest-earning assets	30,866			23,294
Total Assets	$553,723			477,797

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits:
Interest-bearing demand deposits	$153,396	1,901	1.66	$193,166	1,996	1.38
Savings deposits	126,246	2,212	2.34	43,027	360	1.12
Time deposits	109,224	2,509	3.07	94,790	1,810	2.55
Total interest-bearing deposits	388,866	6,622	2.28	330,983	4,166	1.68
Borrowed funds and subordinated debentures	45,884	1,462	4.26	27,922	879	4.21
Total interest-bearing liabilities	434,750	8,084	2.49	358,905	5,045	1.88
Noninterest-bearing liabilities:
Demand deposits	78,593			85,489
Other liabilities	2,713			1,451
Total noninterest-bearing liabilities	81,306			86,940
Shareholders’ equity	37,667			31,952
Total Liabilities and Shareholders’ Equity	$553,723			$477,797

Net interest spread		16,306	3.74%		14,148	3.76%
Tax-equivalent basis adjustment		(39)			(57)
Net interest income		$16,267			$14,091

Net interest margin			4.16%			4.15%

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	$6,239	$5,942	$5,856	$5,726	$5,599
Provision charged to expense	675	350	300	350	325
	6,914	6,292	6,156	6,076	5,924
Less: Charge offs
SBA	25	112	107	33	57
Commercial	87	30	165	220	150
Residential mortgage	275	—	24	—	18
Consumer	12	4	8	14	8
Total Charge Offs	399	146	304	267	233
Add: Recoveries
SBA	34	30	44	34	24
Commercial	8	7	45	10	5
Residential mortgage	—	—	—	—	—
Consumer	1	56	1	3	6
Total Recoveries	43	93	90	47	35
Net Charge Offs	356	53	214	220	198
Balance, ending	$6,558	$6,239	$5,942	$5,856	$5,726

LOAN QUALITY INFORMATION:
Nonperforming loans	$5,555	$4,777	$2,974	$4,091	$4,075
Other real estate owned, net	178	—	198	345	215
Nonperforming assets	$5,733	$4,777	$3,172	$4,436	$4,290

Loans 90 days past due and still accruing	$—	$—	$313	$—	$82

Allowance for loan losses to:
Total loans at period end	1.51%	1.52%	1.56%	1.57%	1.62%
Nonperforming loans	118.06	130.60	199.80	143.14	140.52
Nonperforming assets	114.39	130.60	187.33	132.01	133.47
Net charge offs to average loans (QTD)	0.33	0.05	0.23	0.24	0.23
Net charge offs to average loans (YTD)	0.21	0.14	0.23	0.19	0.18
Nonperforming loans to total loans	1.28	1.16	0.78	1.10	1.15
Nonperforming assets to total loans and OREO	1.32	1.16	0.83	1.19	1.21

Unity Bancorp, Inc.

Quarterly Financial Data

	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04
SUMMARY OF INCOME (in thousands) :
Interest income	$8,885	$7,943	$7,523	$7,030	$6,722
Interest expense	3,148	2,678	2,258	1,963	1,743
Net interest income	5,737	5,265	5,265	5,067	4,979
Provision for loan losses	675	350	300	350	325
Net interest income after provision	5,062	4,915	4,965	4,717	4,654
Noninterest income	2,132	2,195	1,791	1,868	1,985
Noninterest expense	4,582	4,642	4,648	4,452	4,356
Income before income taxes	2,612	2,468	2,108	2,133	2,283
Federal and state income tax provision	993	941	798	775	852
Net Income	$1,619	$1,527	$1,310	$1,358	$1,431
Net Income per Common Share:
Basic	$0.26	$0.25	$0.22	$0.22	$0.24
Diluted	$0.25	$0.24	$0.20	$0.21	$0.22
COMMON SHARE DATA:
Cash dividends declared	$0.05	$0.05	$0.04	$0.04	$0.04
Book value at quarter end	6.46	6.29	5.96	5.91	5.68
Market value at quarter end	13.09	11.96	11.43	12.19	11.76
Average common shares outstanding: (000’s)
Basic	6,112	6,109	6,078	6,063	6,049
Diluted	6,426	6,423	6,422	6,433	6,432
Common shares outstanding at period end (000’s)	6,114	6,107	6,108	6,067	6,060
OPERATING RATIOS:
Return on average assets	1.09%	1.13%	1.03%	1.08%	1.17%
Return on average common equity	16.36	16.50	14.63	15.53	17.39
Efficiency ratio	58.17	62.43	66.37	64.24	62.55
BALANCE SHEET DATA (in thousands):
Assets	$609,916	$577,507	$525,842	$515,417	$493,713
Deposits	518,696	477,274	447,790	433,898	423,765
Loans	434,749	410,926	381,172	373,580	354,190
Shareholders’ equity	39,526	38,411	36,406	35,868	34,395
Allowance for loan losses	6,558	6,239	5,942	5,856	5,726
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.35%	6.22%	6.20%	5.88%	5.78%
Interest-bearing liabilities	2.66	2.54	2.28	2.06	1.90
Net interest spread	3.69	3.68	3.92	3.82	3.88
Net interest margin	4.12	4.12	4.30	4.26	4.30
CREDIT QUALITY:
Nonperforming assets (in thousands)	$5,733	$4,777	$3,172	$4,436	$4,290
Allowance for loan losses to period-end loans	1.51	1.52	1.56	1.57	1.62
Net charge offs to average loans	0.33	0.05	0.23	0.24	0.23
Nonperforming assets to loans and OREO	1.32	1.16	0.83	1.19	1.21
CAPITAL AND OTHER:
Total equity to assets	6.48%	6.65%	6.92%	6.96%	6.97%
Tier I capital to average assets(leverage)	8.55	8.67	8.99	9.09	9.04
Tier I capital to risk-adjusted assets	10.40	10.65	11.18	11.14	11.44
Total capital to risk-adjusted assets	11.65	11.91	12.43	12.39	12.69
Number of banking offices	13	13	13	13	13
Number of ATMs	15	15	15	15	15
Number of employees	185	178	185	173	161